STRATTON
GROWTH
FUND, INC.
--------------------------------------------------------------------------------









SGF

--------------------------------------------------------------------------------
     FIRST QUARTER REPORT
       AUGUST 31, 1996

                                FUND HIGHLIGHTS


                                      August 31,      May 31,
                                         1996          1996
                                    -------------  -------------
       Total Net Assets...........  $  40,705,456  $  42,880,040
       Net Asset Value Per Share..  $       24.56  $       27.18
       Shares Outstanding.........      1,657,654      1,577,380
       Number of Shareholders.....          1,254          1,247
       Average Size Account.......  $      32,460  $      34,387

============================================================================

Portfolio Changes For the Quarter Ended August 31, 1996 (unaudited)

Major Purchases                      Major Sales

Commerce Bancorp, Inc./(1)/          Comerica, Inc.
EG & G, Inc.                         Potlatch Corp./(2)/
The Hartford Steam Boiler            Tambrands, Inc./(2)/
   Inspection & Insurance Co./(1)/   U.S. Healthcare, Inc./(2)/
Lukens, Inc.
Pitney Bowes, Inc.
PNC Bank Corp.
Summit Bancorp, Inc.

/(1)/ New Holdings                   /(2)/ Eliminations

Ten Largest Holdings August 31, 1996 (unaudited)

                                        Market      Percent
                                         Value       of TNA
                                     -------------  --------
CoreStates Financial Corp..........    $ 2,301,484      5.7%
Olin Corp..........................      1,981,250      4.9
EG & G, Inc........................      1,875,000      4.6
International Paper Co.............      1,823,360      4.5
Sturm, Ruger & Co., Inc............      1,793,750      4.4
Du Pont (E.I.) De Nemours & Co.....      1,642,500      4.0
PNC Bank Corp......................      1,562,500      3.8
Carpenter Technology Corp..........      1,552,500      3.8
Phelps Dodge Corp. NY..............      1,512,500      3.7
Pitney Bowes, Inc..................      1,447,500      3.6
                                       -----------     ----
                                       $17,492,344     43.0%
                                       ===========     ====

DEAR SHAREHOLDER:

For the first fiscal quarter ended August 31, 1996, Stratton Growth Fund's net asset value per share was $24.56. During the quarter, the Fund paid a July capital gains distribution of $1.21 per share and an income dividend of $0.27 per share. Total net assets of the Fund were $40,705,456. The average size of a shareholder account was $32,460.

The pace of the U.S. economic expansion has decelerated in recent months, reflecting sluggish consumer spending especially for big ticket items. Inflation remains benign with the trailing twelve month core rate (excluding food and energy) at the lowest level in over twenty years. However, investors are concerned about the implications of strong employment trends for future labor cost inflation levels. In fact, total employment in the manufacturing sector, where price and wage pressures would be most evident, has declined by 1% since 1990. Considering ongoing productivity gains and the prospect of slower growth, we expect inflation to remain under control. The instantaneous reactions in the bond market (interest rates) to economic data have prevented any sustained excesses from developing. This self-correcting process within the marketplace has preserved the durability of the economic expansion.

The equity markets recovered from a sharp early summer sell-off to post a 3.0% return for the third quarter. Technology and dependable growth issues were the best performers, while many cyclical stocks lagged the broader averages. The emphasis on growth stocks has resulted in a wide valuation disparity within the equity market. In terms of price earnings multiples, the premium being paid for growth issues relative to value stocks is at the highest level in two decades. We continue to focus on companies offering the combination of above average dividend yields and estimated positive earnings momentum. Our portfolio turnover was at a 25% annual rate. We added two financially related stocks; Commerce Bancorp and Hartford Steam Boiler Insurance. We eliminated three holdings; Potlatch Corp., Tambrands, and U.S. Healthcare (which was being acquired by Aetna). Our expense ratio is at a new all time low of 1.14%.

Shown on page 5 are the Fund performance records. For the five years, total return compounded at a growth rate of 14.36%, for the ten and fifteen years a compound rate of 11.67% and 14.03%. Long-term investing in equities always carries some risk but it has produced superior results in the past. We encourage our clients to view their investment goals over many years and to invest with a long-term plan for the future.

                               Sincerely yours,



                   James W. Stratton        John A. Affleck
                        Chairman              President

October 14, 1996

                 ILLUSTRATION OF AN ASSUMED $10,000 INVESTMENT
                         IN STRATTON GROWTH FUND, INC.

     (With all Dividend Income and Capital Gains Distribution Reinvested)



                           [LINE GRAPH APPEARS HERE]




       Initial
    Investment  $7,630  11,280  14,155  14,597  17,299  24,755  38,310  30,774  31,059  32,464  32,622   42,938   38,799
    Reinvested
    Inc. Divs.  $   43     458   1,217   2,147   3,703   6,347  10,805  11,062  14,859  21,871  26,652   41,919   39,283
    Reinvested
    Cap. Gains
 Distributions  $  -       -       -       -       -       -     3,857  10,945  22,901  27,527  35,156   60,327   60,803
              ----------------------------------------------------------------------------------------------------------
   Total Value  $7,630  11,738  15,372  16,744  21,002  31,102  52,972  52,781  68,819  81,862  94,430  145,184  138,885
              ==========================================================================================================
  If Divs. and
     Distribs.
 Were Taken In
         Cash:
   $ Amt. Div.
          Inc.  $   46     309     637     782     932     663     537   1,548   1,959   2,440   1,689    1,706      427= 13,585
                                                                                                                          TOTAL DIV.
                                                                                                                          INC.
   $ Amt. Cap.
Gains Distrib.  $  -       -       -       -       -       -     2,070   5,687   6,287   1,414   2,718    3,507    1,911= 23,594
                                                                                                                          TOTAL CAP.
                                                                                                                          GAINS
              ----------------------------------------------------------------------------------------------------------

NOTE: If dividend income and capital gains distributions were taken in cash, the results would be as shown above under "value of original shares."

Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                            PERFORMANCE COMPARISONS
 (Price Appreciation Plus Dividends & Capital Gains Distributions Reinvested)

   Period Ended              Average Annual                 Aggregate
     09/30/96                 Total Return                 Total Return
   -------------             --------------               --------------
      1 year                    + 16.40%                  +    16.40%
      3 year                    + 15.80                   +    55.30
      5 year                    + 14.36                   +    95.57
     10 year                    + 11.67                   +   201.57
     15 year                    + 14.03                   +   616.52
     20 year                    + 13.06                   + 1,064.11



------------------------------------------------------------------------------------------------
                                                                  Past Performance Results
       Period         Stratton Growth Fund Per Share Data   Dividends & Capital Gains Reinvested
------------------------------------------------------------------------------------------------
     Year Ended       Net Asset   Income    Capital Gains   Year-End            Total Investment
     December 31        Value    Dividends  Distributions     Value                  Return
------------------------------------------------------------------------------------------------
9/30/72 (inception)   $ 6.33        --           --         $10,000                         --
------------------------------------------------------------------------------------------------
         1972           7.20        --           --          11,374                  +    13.7%
------------------------------------------------------------------------------------------------
         1973           5.48      $0.029         --           8,706                  -    23.5
------------------------------------------------------------------------------------------------
         1974           4.48       0.07          --           7,223                  -    17.0
------------------------------------------------------------------------------------------------
         1975           5.91       0.125         --           9,716                  +    34.5
------------------------------------------------------------------------------------------------
         1976           8.11       0.14          --          13,587                  +    39.8
------------------------------------------------------------------------------------------------
         1977           8.04       0.20          --          13,794                  +     1.5
------------------------------------------------------------------------------------------------
         1978           8.39       0.235         --          14,786                  +     7.2
------------------------------------------------------------------------------------------------
         1979           9.65       0.26          --          17,487                  +    18.3
------------------------------------------------------------------------------------------------
         1980          12.36       0.31          --          23,139                  +    32.3
------------------------------------------------------------------------------------------------
         1981          11.26       0.28          --          21,596                  -     6.7
------------------------------------------------------------------------------------------------
         1982          14.52       0.29          --          28,619                  +    32.5
------------------------------------------------------------------------------------------------
         1983          18.21       0.13          --          36,143                  +    26.3
------------------------------------------------------------------------------------------------
         1984          16.45       0.14       $ 0.70         34,438                  -     4.7
------------------------------------------------------------------------------------------------
         1985          20.09       0.20         0.61         43,885                  +    27.4
------------------------------------------------------------------------------------------------
         1986          20.02       0.28         2.07         48,567                  +    10.7
------------------------------------------------------------------------------------------------
         1987          17.23       0.70         1.53         46,685                  -     3.9
------------------------------------------------------------------------------------------------
         1988          19.06       0.53         1.49         57,231                  +    22.6
------------------------------------------------------------------------------------------------
         1989          20.24       0.71         2.49         70,849                  +    23.8
------------------------------------------------------------------------------------------------
         1990          17.63       0.82         0.46         66,087                  -     6.7
------------------------------------------------------------------------------------------------
         1991          20.27       0.725        0.435        80,747                  +    22.2
------------------------------------------------------------------------------------------------
         1992          20.19       0.565        0.815        86,167                  +     6.7
------------------------------------------------------------------------------------------------
         1993          20.05       0.51         0.905        91,687                  +     6.4
------------------------------------------------------------------------------------------------
         1994          19.61       0.54         1.275        98,276                  +     7.2
------------------------------------------------------------------------------------------------
         1995          25.33       0.54         0.945       135,302                  +    37.7
------------------------------------------------------------------------------------------------
                     Totals:      $8.329      $13.725      Aggregate:                + 1,253.0%
------------------------------------------------------------------------------------------------

The average annual total return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial investment by $1,000 and taking the root of the quotient equal to the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The aggregate total return is computed by determining the aggregate compounded rate of return during specified periods that likewise equates the initial amount invested to the ending redeemable value of such investment.

All dividends and capital gains distributions have been reinvested on the reinvestment dates during the period. There are no sales charges, 12b-1, or redemption fees of any kind in Stratton Growth Fund, Inc. Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

        STRATTON GROWTH FUND'S INVESTMENT PROCESS


What is the philosophy used in managing Stratton Growth Fund?

Studies of historical data show that investing in high yielding common stocks have produced above-average returns while lowering risk and preserving capital. For Stratton Management, the common stock yield is the primary screen in sorting out the equity universe and in making purchase decisions for Stratton Growth Fund.

How do you select companies within the high yield universe?

Both our proprietary studies and our actual portfolio performance have shown that superior returns may be achieved by investing in companies which not only have relatively high dividend yields but also possess superior financial characteristics, such as strong annual dividend growth and a reasonable dividend payout. This is the second set of screens we apply to review stocks.

What quantitative disciplines do you use in purchasing common stocks?

From the overall equity universe, we screen down to about 350 companies by focusing on stocks with a market capitalization over $200 million and those which possess a dividend yield at least 33% greater than that on the S & P 500 average. Our second step reduces the universe to approximately 60 stocks by screening for additional yield characteristics such as dividend growth rates and dividend coverage. Our third review involves fundamental analysis of such important characteristics as the outlook for earnings and cash flow, management strengths and industry competitive position; we reduce the Stratton Growth Fund's buy candidate list to approximately 30 stocks. These stocks are available for addition to the Fund's portfolio.

What are the investment disciplines you use in selling stock?

We emphasize two clearly quantifiable sell disciplines which our policy regards as mandatory. As stocks rise in price, their yield will drop. When the yield of any stock in the portfolio drops to that of the S & P 500, half of the position will be sold. If the yield on the stock continues to decline to 25% below that on the S & P 500, the balance of the position is sold. Our individual holdings are reviewed daily to ensure that the dividend criteria are sound and that the value fundamentals are secure. When a better "buy" candidate emerges within our yield universe, we may trade from an existing holding. Our portfolio turnover normally averages between 40% and 70% depending upon market conditions.

Does Stratton Growth Fund pay much attention to market timing?

Since yield and value together should have the potential to produce superior returns while reducing risk in declining markets, Stratton Growth Fund will generally remain fully invested in individual stocks at all times. This gives us the opportunity to capture the significant gains that often occur very rapidly at the beginning of the market's recovery.


What are the primary investment characteristics of the portfolio?

 . Average gross portfolio yield target should exceed the S & P 500 by more than 50%.

 .  Approximately 30 companies are held.

 .  Volatility will be decidedly below average.

 .  By combining high dividend yields and underlying low price volatility
    (Beta) Stratton Growth should have the potential to produce good relative performance in up markets and superior relative performance in down markets.


Wouldn't a high yield philosophy tend to concentrate the portfolio in a few industries?

Diversification is important to us within the higher yielding sectors of the market. Theoretically no single industry can exceed 25% of our assets. Right now our three largest industries are Banking/Financial 13.4%, Metals 11.0% and Consumer Products 10.2%.


Where do you obtain the research data on the companies that you own or are considering for purchase?

The quantitative research is performed in-house by our own staff. Once we have identified industries and companies of interest, we seek the best analysts in the investment brokerage community to provide us with company input. We like to have multiple sources of research. Our professional staff are portfolio generalists rather than company specialists.

SCHEDULE OF INVESTMENTS (unaudited)                    August 31, 1996

                                                                       Market
   Number of                                                           Value
    Shares                               Security                     (Note 1)
----------------                         --------                  -------------
                            COMMON STOCKS - 88.6%

                            Banking/Financial - 13.4%
   15,000                   Comerica,Inc........................      $  731,250
    2,500                   Commerce Bancorp, Inc...............          61,250
   55,625                   CoreStates Financial Corp............      2,301,484
   50,000                   PNC Bank Corp.......................       1,562,500
   20,000                   Summit Bancorp, Inc.................         775,000
                                                                      ----------
                                                                       5,431,484
                                                                      ----------

                            Business Services - 6.8%
   30,000                   American Express Co.................       1,312,500
   30,000                   Pitney Bowes, Inc...................       1,447,500
                                                                      ----------
                                                                       2,760,000
                                                                      ----------

                            Capital Goods/Technology - 7.6%
  100,000                   EG & G, Inc.........................       1,875,000
   20,000                   Harris Corp.........................       1,230,000
                                                                      ----------
                                                                       3,105,000
                                                                      ----------

                            Chemical - 8.9%
   20,000                   Du Pont (E.I.) De Nemours & Co......       1,642,500
   25,000                   Olin Corp...........................       1,981,250
                                                                      ----------
                                                                       3,623,750
                                                                      ----------

                            Consumer Products - 10.2%
   14,000                   Kimberly-Clark Corp.................       1,097,250
   20,000                   The Quaker Oats Co..................         657,500
   50,000                   Sturm, Ruger & Co, Inc..............       1,793,750
   20,000                   UST, Inc............................         600,000
                                                                      ----------
                                                                       4,148,500
                                                                      ----------

                            Energy - 8.2%
   10,000                   Atlantic Richfield Co...............       1,167,500
   10,000                   Exxon Corp..........................         813,750
   12,000                   Mobil Corp..........................       1,353,000
                                                                      ----------
                                                                       3,334,250
                                                                      ----------

                            Health Care - 4.3%
   20,000                   American Home Products Corp.........       1,185,000
   10,000                   SmithKline Beecham PLC ADRs.........         582,500
                                                                      ----------
                                                                       1,767,500
                                                                      ----------



                 See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (unaudited)                    August 31, 1996


                                                                                  Market
   Number of                                                                       Value
    Shares                            Security                                    (Note 1)
----------------                      --------                                 ---------------
                    COMMON STOCKS - 88.6% (continued)

                    Insurance/Services - 8.9%
       30,000       American General Corp. ............................       $ 1,095,000
       15,000       Aon Corp. .........................................           757,500
       10,000       The Hartford Steam Boiler Inspection & Insurance Co           446,250
       30,000       Lincoln National Corp. ............................         1,327,500
                                                                              -----------
                                                                                3,626,250
                                                                              -----------
                    Metals - 11.0%
       46,000       Carpenter Technology Corp. ........................         1,552,500
       70,000       Lukens, Inc. ......................................         1,408,750
       25,000       Phelps Dodge Corp. NY .............................         1,512,500
                                                                              -----------
                                                                                4,473,750
                                                                              -----------
                    Paper - 9.3%
       45,584       International Paper Co. ...........................         1,823,360
       45,000       Westvaco Corp. ....................................         1,288,125
       15,000       Weyerhaeuser Co. ..................................           669,375
                                                                              -----------
                                                                                3,780,860
                                                                              -----------
                    Total Common Stocks (cost $26,014,728) ............        36,051,344
                                                                              -----------

   Principal
    Amount
----------------

                   SHORT-TERM NOTES - 10.9%

 $ 1,060,000       American Express Credit Corp. 5.19% due 09/05/96...          1,060,000
 $ 1,650,000       General Motors Acceptance Corp. 5.26% due 09/10/96.          1,650,000
 $ 1,725,000       General Electric Capital Corp. 5.29% due 09/13/96..          1,725,000
                                                                              -----------

                   Total Short-Term Notes (cost $4,435,000)...........          4,435,000
                                                                              -----------

                   Total Investments - 99.5%  (cost $30,449,728)*.....         40,486,344

                   Cash and Other Assets, Less Liabilities - 0.5%.....            219,112
                                                                              -----------

                   NET ASSETS - 100.0%................................        $40,705,456
                                                                              ===========

* Aggregate cost for federal income tax purposes is $30,449,728; and net unrealized appreciation is as follows:

                   Gross unrealized appreciation......................        $10,574,331
                   Gross unrealized depreciation......................           (537,715)
                                                                              -----------
                       Net unrealized appreciation....................        $10,036,616
                                                                              ===========

                See accompanying notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                          August 31, 1996 (unaudited)

ASSETS
  Investments in securities at market value (identified cost $30,449,728) (Note 1)..  $ 40,486,344
  Cash .............................................................................        63,246
  Dividends and interest receivable ................................................       173,284
                                                                                       -----------
    Total Assets ...................................................................    40,722,874
                                                                                       -----------
LIABILITIES
  Accrued expenses .................................................................        17,418
                                                                                       -----------
    Total Liabilities ..............................................................        17,418
                                                                                       -----------
NET ASSETS
  Applicable to 1,657,654 shares; $.10 par value; 10,000,000 shares authorized .....  $ 40,705,456
                                                                                       ===========
  Net asset value, offering and redemption price per share
    ($40,705,456/1,657,654 shares) .................................................  $      24.56
                                                                                       ===========
SOURCE OF NET ASSETS
  Paid-in capital ..................................................................  $ 29,859,926
  Undistributed net investment income ..............................................       247,323
  Accumulated net realized gain on investments .....................................       561,591
  Net unrealized appreciation of investments .......................................    10,036,616
                                                                                       -----------
    Net Assets .....................................................................  $ 40,705,456
                                                                                       ===========

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                                         STATEMENT OF OPERATIONS
                                3 Months Ended August 31, 1996 (unaudited)
INCOME
  Dividends ........................................................................  $    311,543
  Interest .........................................................................        49,915
                                                                                       -----------
    Total Income ...................................................................       361,458
                                                                                       -----------
EXPENSES
  Advisory fees (Note 2) ...........................................................        73,650
  Registration fees (Note 2) .......................................................        17,810
  Shareholder services fees (Note 2) ...............................................         6,143
  Custodian fees (Note 2) ..........................................................         5,398
  Administrative services fees (Note 2) ............................................         5,000
  Accounting/Pricing services fees (Note 2) ........................................         3,333
  Directors' fees ..................................................................         2,322
  Legal fees .......................................................................         1,358
  Miscellaneous fees ...............................................................         1,332
  Taxes other than income taxes ....................................................         1,275
  Printing and postage fees ........................................................         1,264
                                                                                       -----------
    Total Expenses .................................................................       118,885
                                                                                       -----------
       Net Investment Income .......................................................       242,573
                                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .................................................       567,400
  Net decrease in unrealized appreciation of investments ...........................    (2,696,025)
                                                                                       -----------
    Net loss on investments ........................................................    (2,128,625)
                                                                                       -----------
       Net decrease in net assets resulting from operations ........................  $ (1,886,052)
                                                                                       ===========

                See accompanying notes to financial statements

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                        3 Months
                                                                          Ended
                                                                       August 31,       Year Ended
                                                                          1996            May 31,
                                                                       (unaudited)         1996
                                                                       -----------      ----------
OPERATIONS
 Net investment income ............................................  $    242,573    $    854,333
 Net realized gain on investments .................................       567,400       2,277,319
 Net increase (decrease) in unrealized appreciation
  of investments...................................................    (2,696,025)      6,391,511
                                                                       -----------      ----------
   Net increase (decrease) in net assets resulting from operations     (1,886,052)      9,523,163

DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net investment income
  ($0.270 and $0.540 per share, respectively)......................      (426,251)       (788,687)
 Distributions from net realized gains from security
  transactions ($1.210 and $0.945 per share, respectively).........    (1,910,237)     (1,357,531)

CAPITAL SHARE TRANSACTIONS
 Net increase in net assets derived from the net change
  in the number of outstanding shares (a)............................   2,047,956       3,783,914
                                                                       -----------     -----------
   Total increase (decrease) in net assets...........................  (2,174,584)     11,160,859

NET ASSETS AT THE BEGINNING OF THE PERIOD...........................   42,880,040      31,719,181
                                                                       -----------     -----------
NET ASSETS AT THE END OF THE PERIOD
 (including undistributed net investment income of
   $247,323 and $431,001, respectively)............................. $ 40,705,456    $ 42,880,040
                                                                       ===========     ===========

 a) A summary of capital share transactions follows:

                                            3 Months Ended
                                            August 31, 1996                Year Ended
                                              (unaudited)                 May 31, 1996
                                     ---------------------------   --------------------------
                                        Shares          Value        Shares          Value
                                     ------------    -----------   -----------    -----------
Shares issued ...................         56,257    $ 1,418,031       234,168    $ 5,879,301
Shares reinvested from net
  investment income and capital
  gains distributions............         80,169      2,022,661        80,419      1,841,377
                                     ------------    -----------   -----------    -----------
                                         136,426      3,440,692       314,587      7,720,678
Shares redeemed..................        (56,152)    (1,392,736)     (156,417)    (3,936,764)
                                     ------------    -----------   -----------    -----------
  Net increase...................         80,274    $ 2,047,956       158,170    $ 3,783,914
                                     ===========     ===========   ===========    ===========


                See accompanying notes to financial statements.
                                      11

                         NOTES TO FINANCIAL STATEMENTS
                          August 31, 1996 (unaudited)

Note 1. - Significant Accounting Policies - Stratton Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek possible growth of capital with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into or exchangeable for common stock. Due to the inherent risks of investments there can be no assurance that the objective of the Fund will be achieved. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Investments and Related Income: The investments in securities are carried at market value in the accompanying financial statements. Securities traded on a national exchange or securities quoted on the NASD National Market System are valued at the last sale price. Other over-the-counter securities and securities traded on exchanges for which there is no sale are valued at the mean between the closing bid and asked prices. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are based on the specific identification method for both financial reporting and federal income tax purposes.

     B. Federal Income Taxes: No provision is made for federal income taxes as the Fund intends to qualify as a regulated investment company and to make the requisite distribution of taxable income to its shareholders, which will be sufficient to relieve it from all or substantially all federal income taxes.

     C. Use of Estimates in Financial Statements: In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Note 2. - During the three months ended August 31, 1996, the Fund paid advisory fees aggregating $73,650 to Stratton Management Company, (the "Advisor"). Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Fund and pays the salaries of the Fund's officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, the Fund pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement to offset a significant portion of the cost of certain administrative responsibilities delegated to Fund/Plan Services, Inc. Because of certain undertakings to comply with various state securities laws, if in any fiscal year the expenses of the Fund (excluding taxes, brokerage commissions and interest) exceed 2 1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million and 1 1/2% of the remaining, the Advisor shall reimburse the Fund for such excess. Certain officers and directors of the Fund are also officers and directors of the Advisor. None of the Fund's officers receives compensation from the Fund.

The Fund's Transfer Agent, Fund/Plan Services, Inc. ("Fund/Plan"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Fund are shareholders of FinDaTex, Inc. Fund/Plan received fees of $6,143 for providing shareholder services, $5,000 for certain administrative services and $3,333 for accounting/pricing services during the three months ended August 31, 1996. Pursuant to an agreement between The Bank of New York, (the "Custodian"), and Fund/Plan, the Custodian reallows a portion of its custody fee to Fund/Plan for certain services delegated to Fund/Plan. The amount is not readily determinable. Fund/Plan Broker Services, Inc. serves as the Fund's principal underwriter and receives no fees for services in assisting in sales of the Fund's shares but does receive an annual fee of $3,000 for its services in connection with the registration of the Fund's shares under state securities laws.

Note 3. - Purchases and sales of securities, excluding short-term notes, aggregated $2,406,851 and $3,573,778, respectively, for the three months ended August 31, 1996.

                             FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                              3 Months
                                               Ended                      Years Ended May 31,
                                              08/31/96    ---------------------------------------------------------
                                             (unaudited)     1996        1995        1994        1993        1992
                                             -----------   --------   ---------   ----------  ---------    --------
Net Asset Value, Beginning of Period ....       $27.18      $22.35      $20.65      $20.89      $20.55      $19.75
                                             -----------   --------   ---------   ----------  ---------    --------
   Income From Investment Operations
   ---------------------------------
   Net investment income ................        0.146       0.556       0.537       0.510       0.560       0.640
   Net gains (losses) on securities (both
     realized and unrealized) ...........       (1.286)      5.759       2.978       0.665       1.160       1.320
                                             -----------   --------   ---------   ----------  ---------    --------
       Total from investment operations..       (1.140)      6.315       3.515       1.175       1.720       1.960
                                             -----------   --------   ---------   ----------  ---------    --------
   Less Distributions
   ------------------
   Dividends (from net investment income)       (0.270)     (0.540)      (0.540)    (0.510)     (0.565)     (0.725)
   Distributions (from capital gains) ...       (1.210)     (0.945)      (1.275)    (0.905)     (0.815)     (0.435)
                                             -----------   --------   ---------   ----------  ---------    --------
       Total distributions ..............       (1.480)     (1.485)      (1.815)    (1.415)     (1.380)     (1.160)
                                             -----------   --------   ---------   ----------  ---------    --------
Net Asset Value, End of Period ..........       $24.56      $27.18       $22.35     $20.65      $20.89      $20.55
                                             ===========   ========   =========   ==========  =========    ========
Total Return ............................    -4.34% **      29.62%       18.61%      5.92%       8.91%      10.57%

Ratios/Supplemental Data
------------------------
   Net assets, end of period (in 000's)..      $40,705     $42,880      $31,719    $25,475     $25,315     $25,311
   Ratio of expenses to average
     net assets .........................        1.14%*      1.16%        1.31%      1.34%       1.39%       1.35%
   Ratio of net investment
     income to average net assets .......        2.32%*      2.28%        2.70%      2.51%       2.76%       3.20%
   Portfolio turnover rate ..............       25.44%*     15.41%       42.54%     49.81%      35.34%      59.76%
   Average commission rate paid .........      $0.0569         N/A          N/A        N/A         N/A         N/A

-----------------
*   Annualized
** Three months only

                See accompanying notes to financial statements.

                            SHAREHOLDER INFORMATION

Minimum Investment
------------------

The minimum amount for the initial purchase of shares of Stratton Growth Fund is $2,000. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange
------------------

Shares of Stratton Growth Fund may be exchanged by telephone for shares of the other funds managed by Stratton Management Company, Stratton Monthly Dividend Shares, Inc. or Stratton Small-Cap Yield Fund, if a special authorization form has been completed and is on file with the Transfer Agent in advance. Exchanges will only be permitted when the securities of both funds involved are registered in the state of the investor's residence. Stratton Growth Fund reserves the right to suspend the exchange privilege at any time. A Prospectus of Stratton Monthly Dividend Shares or Stratton Small-Cap Yield Fund should be obtained and read prior to making any such exchange.

Income Dividend and Capital Gains Distributions
-----------------------------------------------

Stratton Growth Fund expects to distribute all of each year's net investment income and net realized capital gains in July and December.

Systematic Withdrawal Plan
--------------------------

Investors who either own or purchase Stratton Growth Fund shares having a value of $10,000 or more may elect as another option to withdraw funds on a regular basis from their account on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more.

Share Price Information
-----------------------

The daily share price of Stratton Growth Fund can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Fund is listed under Stratton Funds as Growth. The Fund's stock ticker symbol is STRGX.

Retirement Plans
----------------

Stratton Growth Fund's IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans are available at no minimum investment.

General Information on SGF
--------------------------

Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Fund's "Distributor":

FUND/PLAN BROKER SERVICES, INC.
2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874
Telephone: 800-634-5726


Existing Shareholder Account Services
-------------------------------------

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should continue to call or write our "Transfer Agent and Dividend Paying Agent":

FUND/PLAN SERVICES, INC.
2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874
Telephones: 610-834-3500 . 800-441-6580


Investment Portfolio Activities
-------------------------------

Questions regarding Stratton Growth Fund's investment portfolio should be directed to the Fund's "Investment Advisor":

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255


Additional Purchases Only to existing accounts should be mailed to a separate
-------------------------
lock box unit:

C/O FUND/PLAN SERVICES, INC.
P.O. Box 412797, Kansas City, MO 64141-2797

This report is authorized for distribution to shareholders and to others who have received a copy of the Prospectus of Stratton Growth Fund, Inc.

SGF STRATTON GROWTH FUND, INC.



Directors                           Officers

LYNNE M. CANNON                     JAMES W. STRATTON
                                    Chairman
JOHN J. LOMBARD, JR.
                                    JOHN A. AFFLECK
HENRY A. RENTSCHLER                 President

MERRITT N. RHOAD, JR.               GERARD E. HEFFERNAN
                                    JOANNE E. KUZMA
                                    FRANK H. REICHEL, III
                                    Vice President

ALEXANDER F. SMITH                  PATRICIA L. SLOAN
                                    Secretary and Treasurer

RICHARD W. STEVENS                  JAMES A. BEERS
                                    CAROL L. ROYCE
JAMES W. STRATTON                   Assistant Secretary
                                    Assistant Treasurer






Investment Advisor                  Transfer Agent and Dividend Paying Agent

STRATTON MANAGEMENT COMPANY         FUND/PLAN SERVICES, INC.
Plymouth Meeting Executive Campus   2 W. Elm Street, P.O. Box 874
610 W. Germantown Pike, Suite 300   Conshohocken, PA 19428-0874
Plymouth Meeting, PA 19462-1050     Telephones: 610-834-3500 . 800-441-6580
Telephone: 610-941-0255